Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 20 – Subsequent Events
Debt Issuances and Retirements
On April 3, 2017, Northwest Pipeline issued $250 million of 4.0 percent senior unsecured notes due 2027 to investors in a private debt placement. Northwest Pipeline used the net proceeds to retire $185 million of 5.95 percent senior unsecured notes that matured on April 15, 2017.
On February 23, 2017, utilizing proceeds received from the Financial Repositioning (see Note 1 – General, Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies), we early retired $750 million of 6.125 percent senior unsecured notes that were due in 2022.
Distributions
The Board of Directors of our general partner declared a cash distribution of $0.60 per common unit on April 24, 2017, which was paid on May 12, 2017, to unitholders of record at the close of business on May 5, 2017.
Acquisition of Additional Interests in Appalachia Midstream Investments
In March 2017, we exchanged all of our 50 percent interest in DBJV for an increased interest in two natural gas gathering systems that are part of the Appalachia Midstream Investments and $155 million in cash. This transaction was recorded based on our estimate of the fair value of the interests received as we have more insight to this value as we operate the underlying assets. Following this exchange, we have an approximate average 66 percent interest in the Appalachia Midstream Investments. We continue to account for this investment under the equity-method due to the significant participatory rights of our partners such that we do not exercise control. We also sold all of our interest in Ranch Westex JV LLC for $45 million. These transactions resulted in a total gain of $269 million in the first quarter of 2017.
Geismar Olefins Sale Agreement
On April 17, 2017, we announced that we agreed to sell Williams Olefins, L.L.C., a wholly owned subsidiary which owns an interest in the Geismar, Louisiana, olefins plant for $2.1 billion in cash, subject to customary closing conditions and regulatory approvals. Upon closing of the sale, we will enter into a long-term supply and transportation agreement with the purchaser to provide feedstock to the plant via our Bayou Ethane pipeline system. We expect that the sale will close during the summer of 2017.